UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1899 W. March Lane Stockton, California		95207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (209) 870-3214

[Missing Graphic Reference]
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	–	Financial Information

Item 2.02		Results of Operations and Financial Condition.

On July 17, 2008, the Company issued a press release announcing second quarter financial results. The press release is included as Exhibit 99.1 to this report.

Section 9	–	Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits

(d)		Exhibits.
[Missing Graphic Reference]

99.1 News release of July 17, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
(Registrant)

Date: July 18, 2008	By:	/s/ JO ANNE ROBERTS
Jo Anne Roberts
Chief Financial Officer